UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2016

Item 1. Reports to Stockholders.

Annual Report 10/31/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Global Multi-Asset Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
1-Year	2.73%	-3.17%	2.05%
Since Inception (8/27/15)	4.92	-0.23	4.94

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 2.73% during the reporting period. In comparison, the MSCI All Country World Index (the “Index”) produced a return of 2.05% over the same period.

MARKET OVERVIEW

Markets were volatile this reporting period. One of the most significant events during the period was the United Kingdom’s (“UK”) vote to leave the European Union (“EU”). Although the UK still has not initiated the formal process to leave the EU, the vote initially raised the level of uncertainty in global markets. Within days of the result, there were sharp moves across all markets. Perhaps the most significant movers were government bonds, where yields fell sharply, despite already being well below historical levels.

Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of June’s Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment. Central bank activity was not just apparent after the Brexit vote, but played a large role throughout the period.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

In June, the ECB started to purchase European corporate bonds, marking another ‘Rubicon crossed’ in the central bank’s unconventional monetary policy moves. The purchasing program started more aggressively than had been expected, buying at the upper end of the 5-10 billion euro per month range.

Two key policy meetings in the third quarter were closely watched, one with the U.S. Federal Reserve (“Fed”) and the other from the Bank of Japan (“BoJ”). The Fed was not expected to hike rates and they met this expectation. However the details were mixed, with 3 dissenters voting in favor of a hike. The overall message was dovish, though a December hike remains a possibility.

The BoJ’s meeting was perhaps even more eagerly anticipated, with a growing view that the unprecedented monetary policy experiment from the last few years has failed to generate the promised inflation. Expectations varied widely, from a further rate cut (to more deeply negative), to expansion of the quantitative easing program, to no change to policy. In the end, the bank opted for what amounted to a fine-tuning of policy: It left its rates unchanged, but announced a new policy of ‘yield curve control’, where it would keep the 10-year Japanese Government Bond yield anchored around 0%, and target a modestly positively sloping yield curve.

FUND REVIEW

The primary driver of the Fund’s positive performance during the reporting period came from its fixed income components. Our long duration posture was a big contributor during the period. Last year, we anticipated that U.S. Treasuries would be an attractive hedge against renewed market volatility, given their positive yield (relative to option based hedging strategies, where we would typically pay a premium for protection). Given our general concerns about global growth and a lack of discernible inflation, we believed developed market government bonds, particularly long-dated U.S. Treasuries, offered an attractive hedge in an uncertain environment. This duration hedge worked well as volatility picked up in the first part of 2016 and yields on Treasuries fell substantially. With the significant move in yields, we reduced this exposure.

With most developed markets past their cyclical peaks, we have sought to enhance portfolio diversification through investments in income assets. We believe that lower volatility coupled with a dovish Fed make for a favorable environment for income assets. At period end, we maintain broad exposure to income assets with a preference for loans, event-linked bonds, and high yield. During the period, we reduced our high yield exposure in favor of loans because of their attractive valuations, a step-up in credit quality, and less interest rate and sector risk than high yield bonds. Within the U.S., we favor credit over equities given the advanced stage of the business cycle and lower

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

volatility. With sluggish earnings growth, we don’t expect meaningful equity upside. Together, these income generating assets provide attractive sources of return with less severe ups and downs than equities.

Our active currency overlay has been a contributor to performance. We have actively managed currency both to hedge downside risk and take advantage of potential opportunities. To take advantage of the upside, we have a bias to higher-yielding emerging currencies versus lower-yielding developed currencies. This positioning added to performance as emerging currencies outperformed developed currencies. We remain modestly underweight the pound versus the Index, as well as the euro, Swiss franc, and Canadian dollar, neutral the U.S. dollar and Japanese yen, and overweight a basket of higher yielding emerging currencies.

The equity components in aggregate were positive contributors. Top contributors during the period were developed international growth equity and large cap core equity. The top detractors were the global developed equity strategy and the large-cap growth strategy. Our global developed equity strategy had underperformance relative to the Index during the period driven by poor stock selection within the Financials and Technology sectors.

During the reporting period, our allocation to certain alternative strategies detracted from performance but provided more downside protection in periods of volatility. In particular,

Oppenheimer Global Multi Strategies Fund and Oppenheimer Fundamental Alternatives Fund, which we had exposure to through over-the-counter total return swaps, posted slight negative returns for the period, and underperformed the Index. These funds seek to offer the diversification benefits of hedge fund-like strategies and use systematic and fundamental techniques to generate return. Both funds seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. We believe having exposure to these funds provides a great diversification strategy in this equity-dominated growth Fund.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek capital appreciation. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. The Fund invests in a globally diversified set of growth generating assets like traditional equities, fixed income assets, and alternatives. The Fund will dynamically allocate across assets based on the investment team’s views. The Fund seeks to capture the best opportunities for growth with less risk than the broad equity market.

As we look ahead, we expect a continuation in this year’s seesaw behavior, in which global markets alternate between risk-on and risk-off. This muted growth outlook coupled

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

with lack of consistent direction is causing a high degree of financial market uncertainty that may persist for some time. With this type of backdrop, we believe in being somewhat cautious with our risk posture and focusing on higher risk-adjusted return assets and relative value opportunities across assets and currencies instead of large directional positions. Finally, with a choppy market backdrop, we think a dynamic asset allocation approach is well suited to navigate the short-term market risks. In terms of opportunities, cyclical and policy divergence are leading to some very interesting trends that we expect to exhibit some persistence over time and a flexible mandate is well equipped to capitalize on.

Mark Hamilton Portfolio Manager	Dokyoung Lee, CFA Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager	Alessio de Longis, CFA Portfolio Manager

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.2%
Alphabet, Inc., Cl. C	1.0
SAP SE	0.8
Alphabet, Inc., Cl. A	0.8
Facebook, Inc., Cl. A	0.8
Citigroup, Inc.	0.7
Comcast Corp., Cl. A	0.7
Airbus Group SE	0.6
S&P Global, Inc.	0.6
LVMH Moet Hennessy Louis Vuitton SE	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	59.3%
France	5.0
Japan	4.5
United Kingdom	3.7
Germany	3.1
Switzerland	2.4
China	2.3
India	2.0
Brazil	1.9
Canada	1.9

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2016, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Common Stocks	61.2%
Investment Companies
Oppenheimer Fundamental Alternatives Fund	5.7
Oppenheimer Global High Yield Fund	9.6
Oppenheimer Institutional Government Money Market Fund	7.2
Oppenheimer Master Loan Fund, LLC	1.8
Oppenheimer Senior Floating Rate Fund	4.1
Foreign Government Obligations	6.2
U.S. Government Obligations	3.7
Preferred Stocks	0.4
Short-Term Notes	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2016, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	61.2%
Europe	18.5
Asia	13.2
Latin America	3.9
Emerging Europe	2.0
Middle East/Africa	1.2

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2016, and are based on total market value of investments.

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/16

	Inception		Since
	Date	1-Year	Inception
Class A (QMGAX)	8/27/15	2.73%	4.92%
Class C (QMGCX)	8/27/15	1.88	4.09
Class I (QMGIX)	8/27/15	2.91	5.16
Class R (QMGRX)	8/27/15	2.43	4.65
Class Y (QMGYX)	8/27/15	2.86	5.11

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/16

	Inception		Since
	Date	1-Year	Inception
Class A (QMGAX)	8/27/15	-3.17%	-0.23%
Class C (QMGCX)	8/27/15	0.88	4.09
Class I (QMGIX)	8/27/15	2.91	5.16
Class R (QMGRX)	8/27/15	2.43	4.65
Class Y (QMGYX)	8/27/15	2.86	5.11

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Actual	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During 6 Months Ended October 31, 2016

Class A	$ 1,000.00	$ 1,046.90	$ 5.68

Class C	1,000.00	1,043.10	9.54

Class I	1,000.00	1,047.90	4.38

Class R	1,000.00	1,046.00	6.86

Class Y	1,000.00	1,048.90	4.80

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.61	5.60

Class C	1,000.00	1,015.84	9.42

Class I	1,000.00	1,020.86	4.33

Class R	1,000.00	1,018.45	6.77

Class Y	1,000.00	1,020.46	4.73

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.10%

Class C	1.85

Class I	0.85

Class R	1.33

Class Y	0.93

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS October 31, 2016

	Shares	Value

Common Stocks—64.1%

Consumer Discretionary—11.0%

Auto Components—0.8%

Adient plc[1]	399	$18,158

Bridgestone Corp.	2,500	93,165

Continental AG	551	105,600

Delphi Automotive plc	562	36,569

Koito Manufacturing Co. Ltd.	200	10,428

Valeo SA	3,250	187,238

		451,158

Automobiles—0.6%

Astra International Tbk PT	46,500	29,244

Bayerische Motoren Werke AG	522	45,480

Hero MotoCorp Ltd.	1,898	95,295

Suzuki Motor Corp.	2,400	85,187

Tata Motors Ltd., Sponsored ADR	2,333	91,944

		347,150

Diversified Consumer Services—0.3%

Dignity plc	1,495	48,507

Estacio Participacoes SA	5,600	32,474

Kroton Educacional SA	5,200	25,902

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	940	47,122

		154,005

Hotels, Restaurants & Leisure—1.9%

Accor SA	1,331	50,581

Carnival Corp.	4,145	203,519

Cedar Fair LP2	325	18,476

China Lodging Group Ltd., Sponsored ADR	593	25,505

Domino’s Pizza Group plc	15,510	64,552

Galaxy Entertainment Group Ltd.	10,000	41,058

Genting Bhd	27,000	50,420

Genting Malaysia Bhd	16,600	18,825

International Game Technology plc	2,241	64,361

Jollibee Foods Corp.	5,270	25,902

Las Vegas Sands Corp.	670	38,780

McDonald’s Corp.	1,137	127,992

Melco Crown Entertainment Ltd., ADR	2,750	46,035

Sands China Ltd.	30,800	133,667

Starbucks Corp.	364	19,317

Whitbread plc	1,091	48,265

William Hill plc	15,419	55,810

		1,033,065

Household Durables—0.7%

Newell Brands, Inc.	502	24,106

SEB SA	732	107,765

Sony Corp.	5,700	180,368

Whirlpool Corp.	649	97,233

		409,472

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Internet & Direct Marketing Retail—0.7%

Amazon.com, Inc.[1]	218	$172,181

Ctrip.com International Ltd., ADR[1]	1,740	76,821

JD.com, Inc., ADR[1]	3,434	89,112

Priceline Group, Inc. (The)[1]	32	47,175

Rakuten, Inc.	1,400	16,168

		401,457

Leisure Products—0.3%

Hasbro, Inc.	142	11,844

Nintendo Co. Ltd.	600	145,490

		157,334

Media—1.8%

Comcast Corp., Cl. A	5,833	360,596

DISH Network Corp., Cl. A1	457	26,762

Grupo Televisa SAB, Sponsored ADR	1,857	45,552

ProSiebenSat.1 Media SE	1,540	66,372

SES SA, Cl. A, FDR	2,768	63,653

SKY Perfect JSAT Holdings, Inc.	8,200	40,679

Sky plc	6,842	68,350

Technicolor SA	10,532	61,544

Walt Disney Co. (The)	1,820	168,696

Zee Entertainment Enterprises Ltd.	15,953	123,955

		1,026,159

Multiline Retail—0.4%

Dollarama, Inc.	1,891	141,307

Hudson’s Bay Co.	4,665	57,317

		198,624

Specialty Retail—1.4%

AutoZone, Inc.[1]	103	76,442

CarMax, Inc.[1]	638	31,862

Dufry AG1	369	44,865

Fast Retailing Co. Ltd.	70	23,618

Home Depot, Inc. (The)	1,428	174,230

Industria de Diseno Textil SA	6,138	214,525

Lowe’s Cos., Inc.	363	24,194

O’Reilly Automotive, Inc.[1]	170	44,955

Tiffany & Co.	1,481	108,735

TJX Cos., Inc. (The)	482	35,548

		778,974

Textiles, Apparel & Luxury Goods—2.1%

adidas AG	474	77,737

Brunello Cucinelli SpA	1,329	26,319

Burberry Group plc	5,875	106,042

Christian Dior SE	364	70,274

Cie Financiere Richemont SA	963	61,904

Hermes International	185	74,998

Kering	1,181	262,182

LVMH Moet Hennessy Louis Vuitton SE	1,622	295,038

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Pandora AS	538	$69,998

Prada SpA	19,400	68,033

Tod’s SpA	349	20,410

VF Corp.	92	4,987

		1,137,922

Consumer Staples—6.8%

Beverages—1.8%

Ambev SA, ADR	4,990	29,441

Anadolu Efes Biracilik Ve Malt Sanayii AS	2,833	17,315

Anheuser-Busch InBev SA/NV	484	55,549

Coca-Cola Amatil Ltd.	6,063	43,993

Coca-Cola Co. (The)	806	34,174

Coca-Cola European Partners plc	2,044	78,571

Constellation Brands, Inc., Cl. A	291	48,632

Diageo plc	1,351	35,969

Dr Pepper Snapple Group, Inc.	332	29,146

Fomento Economico Mexicano SAB de CV	4,263	40,875

Fomento Economico Mexicano SAB de CV, Sponsored ADR	150	14,351

Heineken NV	1,088	89,569

Kweichow Moutai Co. Ltd., Cl. A	1,100	51,568

Molson Coors Brewing Co., Cl. B	358	37,164

Nigerian Breweries plc	26,001	12,037

PepsiCo, Inc.	1,798	192,746

Pernod Ricard SA	1,563	185,790

		996,890

Food & Staples Retailing—1.1%

Alimentation Couche-Tard, Inc., Cl. B	1,558	78,266

BIM Birlesik Magazalar AS	1,198	19,467

Costco Wholesale Corp.	172	25,434

CP ALL PCL	57,934	100,505

Magnit PJSC	720	120,846

Spar Group Ltd. (The)	4,584	64,926

Walgreens Boots Alliance, Inc.	829	68,583

Wal-Mart de Mexico SAB de CV	4,510	9,540

Wal-Mart Stores, Inc.	1,223	85,635

Whole Foods Market, Inc.	856	24,216

		597,418

Food Products—2.4%

Aryzta AG1	1,479	64,909

Barry Callebaut AG1	55	68,490

ConAgra Foods, Inc.	367	17,682

Danone SA	2,842	196,649

Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A	5,800	15,378

Kraft Heinz Co. (The)	1,820	161,889

Mondelez International, Inc., Cl. A	4,643	208,656

Nestle SA	3,245	235,201

Saputo, Inc.	2,747	98,714

Tingyi Cayman Islands Holding Corp.	22,000	23,697

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Food Products (Continued)

Unilever plc	4,431	$185,305

Want Want China Holdings Ltd.	39,000	23,783

		1,300,353

Household Products—0.6%

Colgate-Palmolive Co.	2,519	179,756

Kimberly-Clark de Mexico SAB de CV, Cl. A	810	1,745

Procter & Gamble Co. (The)	817	70,916

Reckitt Benckiser Group plc	869	77,706

		330,123

Personal Products—0.0%

LG Household & Health Care Ltd.	20	14,331

Tobacco—0.9%

Japan Tobacco, Inc.	3,200	121,794

KT&G Corp.	1,088	107,242

Philip Morris International, Inc.	1,614	155,654

Swedish Match AB	3,581	124,491

		509,181

Energy—2.7%

Energy Equipment & Services—0.5%

Halliburton Co.	208	9,568

Schlumberger Ltd.	447	34,969

Technip SA	3,176	209,870

		254,407

Oil, Gas & Consumable Fuels—2.2%

Apache Corp.	730	43,420

Chevron Corp.	2,558	267,951

CNOOC Ltd.	34,000	42,807

Concho Resources, Inc.[1]	320	40,621

ConocoPhillips	677	29,416

Enbridge, Inc.	1,042	44,983

EOG Resources, Inc.	105	9,494

Hess Corp.	751	36,025

HollyFrontier Corp.	1,358	33,882

Koninklijke Vopak NV	1,409	71,100

Magellan Midstream Partners LP2	1,472	98,963

Newfield Exploration Co.[1]	494	20,051

Noble Energy, Inc.	1,724	59,426

Novatek OJSC, Sponsored GDR	855	91,204

Phillips 66	339	27,510

Pioneer Natural Resources Co.	68	12,173

Repsol SA	2,036	28,454

Suncor Energy, Inc.	5,184	155,624

Total SA	2,285	109,347

		1,222,451

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Financials—10.3%

Capital Markets—2.1%

Bank of New York Mellon Corp. (The)	3,358	$145,301

BlackRock, Inc., Cl. A	38	12,967

Charles Schwab Corp. (The)	848	26,882

CME Group, Inc., Cl. A	1,864	186,586

Credit Suisse Group AG1	1,913	26,663

Goldman Sachs Group, Inc. (The)	555	98,923

ICAP plc	12,176	72,137

Intercontinental Exchange, Inc.	112	30,284

Nasdaq, Inc.	884	56,549

S&P Global, Inc.	2,586	315,104

Tullett Prebon plc	3,825	16,592

UBS Group AG	12,257	173,284

		1,161,272

Commercial Banks—3.3%

3SBio, Inc.[1,3]	2,500	2,498

Australia & New Zealand Banking Group Ltd.	2,646	55,906

Banco Bilbao Vizcaya Argentaria SA	11,733	84,560

Bank Mandiri Persero Tbk PT	28,800	25,281

Bank of America Corp.	11,810	194,865

Bank Pekao SA	972	29,985

BDO Unibank, Inc.	920	2,143

BOC Hong Kong Holdings Ltd.	22,000	78,565

Citigroup, Inc.	7,979	392,168

Credicorp Ltd.	20	2,974

Grupo Aval Acciones y Valores SA, ADR	4,060	33,251

Grupo Financiero Banorte SAB de CV	7,684	45,329

Grupo Financiero Inbursa SAB de CV	21,591	35,183

ICICI Bank Ltd., Sponsored ADR	26,251	217,621

JPMorgan Chase & Co.	2,377	164,631

Kotak Mahindra Bank Ltd.	3,230	39,748

Lloyds Banking Group plc	24,962	17,457

Sberbank of Russia PJSC, Sponsored ADR	4,260	40,332

Societe Generale SA	1,826	71,071

Sumitomo Mitsui Financial Group, Inc.	1,500	52,140

Sumitomo Mitsui Trust Holdings, Inc.	1,900	64,191

SunTrust Banks, Inc.	1,923	86,977

US Bancorp	1,881	84,193

Zenith Bank plc	161,349	7,544

		1,828,613

Consumer Finance—0.7%

Ally Financial, Inc.	6,227	112,522

American Express Co.	1,377	91,460

Discover Financial Services	1,709	96,268

Synchrony Financial	1,737	49,661

		349,911

Diversified Financial Services—0.9%

Berkshire Hathaway, Inc., Cl. B1	1,328	191,631

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Diversified Financial Services (Continued)

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	9,800	$57,719

Grupo de Inversiones Suramericana SA	2,208	28,478

Hong Kong Exchanges & Clearing Ltd.	914	24,159

ING Groep NV	7,826	102,888

Kinnevik AB, Cl. B	2,132	53,861

Moscow Exchange (The)	9,972	18,376

ORIX Corp.	1,800	28,635

		505,747

Insurance—2.1%

AIA Group Ltd.	14,200	89,612

Allianz SE	788	122,811

American International Group, Inc.	2,052	126,608

Aon plc	327	36,241

China Pacific Insurance Group Co. Ltd., Cl. H	9,200	33,269

Dai-ichi Life Holdings, Inc.	6,000	87,916

FNF Group	1,737	62,376

Marsh & McLennan Cos., Inc.	733	46,465

MetLife, Inc.	2,920	137,123

Old Mutual plc	15,746	38,605

Ping An Insurance Group Co. of China Ltd., Cl. H	10,000	52,792

Progressive Corp. (The)	2,618	82,493

Prudential plc	14,671	239,201

Sul America SA	3,400	20,526

		1,176,038

Real Estate Investment Trusts (REITs)—0.4%

Crown Castle International Corp.	428	38,944

Digital Realty Trust, Inc.	198	18,499

HCP, Inc.	1,266	43,361

Mid-America Apartment Communities, Inc.	647	60,009

Simon Property Group, Inc.	245	45,560

		206,373

Real Estate Management & Development—0.5%

Ayala Land, Inc.	19,500	14,599

DLF Ltd.	53,877	121,296

Emaar Properties PJSC	1,252	2,372

Global Logistic Properties Ltd.	13,000	16,587

Hang Lung Group Ltd.	5,000	19,169

SM Prime Holdings, Inc.	61,000	33,889

SOHO China Ltd.	24,000	12,397

Vonovia SE	1,979	69,803

		290,112

Thrifts & Mortgage Finance—0.3%

Housing Development Finance Corp. Ltd.	8,729	180,431

Health Care—6.9%

Biotechnology—1.4%

ACADIA Pharmaceuticals, Inc.[1]	1,807	42,121

Amgen, Inc.	485	68,463

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Biotechnology (Continued)

Biocon Ltd.	159	$2,211

Biogen, Inc.[1]	434	121,598

BioMarin Pharmaceutical, Inc.[1]	613	49,359

Bluebird Bio, Inc.[1]	392	18,718

Celgene Corp.[1]	1,011	103,304

Circassia Pharmaceuticals plc[1]	13,350	13,269

CSL Ltd.	1,059	80,785

Gilead Sciences, Inc.	1,215	89,460

Grifols SA	3,781	74,720

Ionis Pharmaceuticals, Inc.[1]	1,020	26,500

MacroGenics, Inc.[1]	1,233	29,210

Regeneron Pharmaceuticals, Inc.[1]	39	13,456

Sage Therapeutics, Inc.[1]	721	31,392

Vertex Pharmaceuticals, Inc.[1]	425	32,240

		796,806

Health Care Equipment & Supplies—1.3%

Baxter International, Inc.	906	43,117

Boston Scientific Corp.[1]	3,590	78,980

Coloplast AS, Cl. B	903	62,942

CR Bard, Inc.	128	27,735

Danaher Corp.	1,110	87,190

Essilor International SA	555	62,284

Intuitive Surgical, Inc.[1]	19	12,770

Medtronic plc	561	46,013

Sonova Holding AG	466	62,469

Stryker Corp.	437	50,408

William Demant Holding AS1	2,770	51,525

Zimmer Biomet Holdings, Inc.	1,449	152,725

		738,158

Health Care Providers & Services—1.9%

Aetna, Inc.	1,783	191,405

Anthem, Inc.	960	116,986

Apollo Hospitals Enterprise Ltd.	1,699	34,004

Cardinal Health, Inc.	517	35,513

Express Scripts Holding Co.[1]	2,042	137,631

Humana, Inc.	521	89,367

Laboratory Corp. of America Holdings[1]	288	36,098

McKesson Corp.	437	55,573

Mediclinic International plc	60	665

Sinopharm Group Co. Ltd., Cl. H	11,200	54,412

Sonic Healthcare Ltd.	3,199	49,726

UnitedHealth Group, Inc.	1,672	236,304

		1,037,684

Health Care Technology—0.1%

Cerner Corp.[1]	1,154	67,601

Life Sciences Tools & Services—0.3%

Agilent Technologies, Inc.	750	32,677

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Life Sciences Tools & Services (Continued)

Charles River Laboratories International, Inc.[1]	136	$10,320

Lonza Group AG1	421	79,377

Samsung Biologics Co. Ltd.[1]	29	3,447

Thermo Fisher Scientific, Inc.	152	22,349

		148,170

Pharmaceuticals—1.9%

Allergan plc[1]	261	54,533

Bayer AG	917	90,889

Bristol-Myers Squibb Co.	227	11,557

Dr. Reddy’s Laboratories Ltd.	840	41,819

Eli Lilly & Co.	602	44,452

Galenica AG	50	50,067

Glenmark Pharmaceuticals Ltd.	1,087	15,221

Jiangsu Hengrui Medicine Co. Ltd., Cl. A	4,540	30,957

Johnson & Johnson	1,169	135,592

Merck & Co., Inc.	2,147	126,072

Mylan NV1	1,281	46,757

Novo Nordisk AS, Cl. B	1,640	58,501

Pfizer, Inc.	2,457	77,912

Roche Holding AG	605	138,830

Shire plc	735	41,505

Sun Pharmaceutical Industries Ltd.	1,339	14,928

Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,523	65,093

Valeant Pharmaceuticals International, Inc.[1]	1,225	21,854

		1,066,539

Industrials—8.7%

Aerospace & Defense—1.1%

Airbus Group SE	5,828	346,050

Embraer SA, Sponsored ADR	1,990	42,566

Lockheed Martin Corp.	481	118,509

Rolls-Royce Holdings plc[1]	5,993	53,247

United Technologies Corp.	611	62,444

		622,816

Air Freight & Couriers—0.5%

FedEx Corp.	154	26,845

Royal Mail plc	17,875	107,319

United Parcel Service, Inc., Cl. B	1,044	112,502

XPO Logistics, Inc.[1]	1,640	54,005

		300,671

Airlines—0.2%

Delta Air Lines, Inc.	1,332	55,638

Japan Airlines Co. Ltd.	1,200	35,371

Southwest Airlines Co.	141	5,647

		96,656

Building Products—0.2%

A.O. Smith Corp.	197	8,899

Allegion plc	250	15,960

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Building Products (Continued)

Assa Abloy AB, Cl. B	5,395	$98,020

		122,879

Commercial Services & Supplies—0.9%

Aggreko plc	2,460	24,112

Edenred	3,230	74,912

Johnson Controls International plc	3,995	161,079

KAR Auction Services, Inc.	688	29,295

Prosegur Cia de Seguridad SA	13,515	98,150

Republic Services, Inc., Cl. A	590	31,052

Waste Connections, Inc.	572	43,020

Waste Management, Inc.	320	21,011

		482,631

Construction & Engineering—0.5%

Boskalis Westminster	2,212	71,306

CIMIC Group Ltd.	1,980	44,558

FLSmidth & Co. AS	627	22,769

Vinci SA	1,716	124,057

		262,690

Electrical Equipment—1.5%

ABB Ltd.[1]	1,455	29,940

Acuity Brands, Inc.	61	13,638

Eaton Corp. plc	1,129	71,996

Emerson Electric Co.	926	46,930

Legrand SA	1,119	63,188

Mitsubishi Electric Corp.	5,000	67,671

Nidec Corp.	2,800	271,454

Philips Lighting NV1,3	2,562	60,062

Prysmian SpA	1,511	37,657

Rockwell Automation, Inc.	50	5,986

Schneider Electric SE	2,244	150,763

		819,285

Industrial Conglomerates—0.9%

3M Co.	647	106,949

General Electric Co.	8,142	236,932

Jardine Strategic Holdings Ltd.	1,500	52,540

Siemens AG	397	45,070

SM Investments Corp.	3,260	45,240

		486,731

Machinery—0.9%

Aalberts Industries NV	2,777	87,640

Atlas Copco AB, Cl. A	2,855	83,610

Caterpillar, Inc.	321	26,791

Deere & Co.	1,175	103,752

FANUC Corp.	300	56,210

Fortive Corp.	93	4,748

Ingersoll-Rand plc	143	9,622

Kubota Corp.	800	12,896

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Machinery (Continued)

Parker-Hannifin Corp.	375	$46,031

Pentair plc	620	34,181

Stanley Black & Decker, Inc.	122	13,888

Wabtec Corp.	246	19,018

Weir Group plc (The)	1,235	25,636

		524,023

Professional Services—0.8%

Experian plc	4,697	90,193

Intertek Group plc	1,520	63,522

Nielsen Holdings plc	3,025	136,185

Recruit Holdings Co. Ltd.	3,300	132,776

SGS SA	22	44,579

		467,255

Road & Rail—0.3%

Canadian National Railway Co.	1,169	73,495

Canadian Pacific Railway Ltd.	692	98,928

		172,423

Trading Companies & Distributors—0.7%

Brenntag AG	2,724	145,722

Bunzl plc	3,285	88,190

Travis Perkins plc	3,569	58,126

Wolseley plc	1,295	67,291

		359,329

Transportation Infrastructure—0.2%

Airports of Thailand PCL	600	6,530

Beijing Capital International Airport Co. Ltd., Cl. H	38,000	39,833

DP World Ltd.	2,707	48,581

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,492	23,752

		118,696

Information Technology—12.6%

Communications Equipment—0.3%

Cisco Systems, Inc.	2,294	70,380

Nokia OYJ	13,720	61,243

Telefonaktiebolaget LM Ericsson, Cl. B	872	4,242

		135,865

Electronic Equipment, Instruments, & Components—1.3%

Corning, Inc.	1,206	27,388

Hoya Corp.	2,200	91,852

Keyence Corp.	300	220,215

Kyocera Corp.	1,800	87,562

Murata Manufacturing Co. Ltd.	1,700	237,094

Spectris plc	1,409	35,321

TE Connectivity Ltd.	707	44,449

		743,881

Internet Software & Services—4.1%

Alibaba Group Holding Ltd., Sponsored ADR[1]	2,345	238,463

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services (Continued)

Alphabet, Inc., Cl. A1	524	$424,387

Alphabet, Inc., Cl. C1	724	568,007

Baidu, Inc., Sponsored ADR[1]	1,123	198,614

eBay, Inc.[1]	1,095	31,218

Facebook, Inc., Cl. A1	3,209	420,347

MercadoLibre, Inc.	20	3,360

NAVER Corp.	57	42,684

Tencent Holdings Ltd.	7,200	190,654

Twitter, Inc.[1]	2,878	51,660

United Internet AG	1,151	47,278

Yahoo Japan Corp.	12,100	46,456

		2,263,128

IT Services—1.4%

Amadeus IT Group SA, Cl. A	1,970	92,945

Amdocs Ltd.	2,045	119,530

Cielo SA	400	4,060

Cognizant Technology Solutions Corp., Cl. A1	620	31,837

Earthport plc[1]	35,740	7,545

First Data Corp., Cl. A1	1,880	26,301

Infosys Ltd.	5,683	85,292

Mastercard, Inc., Cl. A	845	90,432

PayPal Holdings, Inc.[1]	4,895	203,926

Tata Consultancy Services Ltd.	1,048	37,499

Visa, Inc., Cl. A	500	41,255

Xerox Corp.	5,222	51,019

		791,641

Semiconductors & Semiconductor Equipment—1.7%

Applied Materials, Inc.	2,076	60,370

ASML Holding NV	681	72,051

Broadcom Ltd.	799	136,054

Infineon Technologies AG	11,628	208,663

Maxim Integrated Products, Inc.	3,843	152,298

Micron Technology, Inc.[1]	606	10,399

NXP Semiconductors NV1	343	34,300

SK Hynix, Inc.	1,757	62,614

Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	149,221

Texas Instruments, Inc.	918	65,040

		951,010

Software—2.5%

Activision Blizzard, Inc.	1,274	54,998

Adobe Systems, Inc.[1]	1,139	122,454

AVEVA Group plc	680	15,297

Dassault Systemes	961	76,155

Electronic Arts, Inc.[1]	693	54,414

Gemalto NV	960	52,020

Intuit, Inc.	1,508	163,980

Microsoft Corp.	3,146	188,508

Oracle Corp.	1,459	56,055

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Software (Continued)

SAP SE	5,086	$447,983

Synopsys, Inc.[1]	815	48,338

Temenos Group AG1	1,536	99,059

		1,379,261

Technology Hardware, Storage & Peripherals—1.3%

Apple, Inc.	5,674	644,226

Western Digital Corp.	1,659	96,952

		741,178

Materials—2.2%

Chemicals—1.3%

Akzo Nobel NV	1,251	80,783

Albemarle Corp.	123	10,277

Asian Paints Ltd.	582	9,377

Eastman Chemical Co.	769	55,299

EI du Pont de Nemours & Co.	687	47,259

Essentra plc	6,566	40,986

Linde AG	1,190	196,315

Novozymes AS, Cl. B	1,668	61,936

PPG Industries, Inc.	580	54,015

Sherwin-Williams Co. (The)	50	12,243

Sika AG	14	67,263

Syngenta AG1	162	64,507

		700,260

Construction Materials—0.3%

Indocement Tunggal Prakarsa Tbk PT	13,500	17,002

James Hardie Industries plc	5,632	83,946

Semen Indonesia Persero Tbk PT	8,500	6,406

UltraTech Cement Ltd.	490	29,160

Vulcan Materials Co.	478	54,109

		190,623

Containers & Packaging—0.2%

CCL Industries, Inc., Cl. B	401	71,315

WestRock Co.	499	23,049

		94,364

Metals & Mining—0.4%

Alrosa PJSC	24,817	34,723

Glencore plc[1]	9,320	28,403

Goldcorp, Inc.	5,453	82,886

Newcrest Mining Ltd.	1,737	30,291

Silver Wheaton Corp.	1,717	41,397

Zijin Mining Group Co. Ltd., Cl. H	54,000	17,137

		234,837

Telecommunication Services—2.3%

Diversified Telecommunication Services—1.2%

BT Group plc	13,002	59,753

Iliad SA	292	61,225

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

		Shares	Value

Diversified Telecommunication Services (Continued)

Inmarsat plc		3,566	$30,566

Koninklijke KPN NV		14,424	47,010

Nippon Telegraph & Telephone Corp.		4,700	209,050

Spark New Zealand Ltd.		32,615	85,366

Telstra Corp. Ltd.		13,340	50,456

Verizon Communications, Inc.		2,823	135,786

			679,212

Wireless Telecommunication Services—1.1%

China Mobile Ltd.		7,500	85,911

KDDI Corp.		5,800	176,385

Rogers Communications, Inc., Cl. B		2,160	86,896

SK Telecom Co. Ltd.		364	71,316

T-Mobile US, Inc.[1]		1,131	56,245

Vodafone Group plc		45,153	123,977

			600,730

Utilities—0.6%

Electric Utilities—0.5%

Edison International		1,513	111,175

PG&E Corp.		2,469	153,374

			264,549

Gas Utilities—0.1%

AmeriGas Partners LP2		1,140	54,435

Total Common Stocks (Cost $33,531,707)			35,534,988

Preferred Stocks—0.4%

Bayerische Motoren Werke (BMW) AG, Preference		1,728	131,169

Lojas Americanas SA, Preference		14,760	95,718

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		56,210	8,080

Total Preferred Stocks (Cost $194,742)			234,967
		Principal Amount

U.S. Government Obligation—3.9%

United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $2,002,123)		$2,023,000	2,147,145

Foreign Government Obligations—6.5%
Argentine Republic Sr. Unsec. Nts., 16%, 10/17/23	ARS	265,000	17,607

Argentine Republic Unsec. Nts., 2.50%, 7/22/21[5]	ARS	485,000	34,697

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/21	BRL	1,415,000	425,756
10.00%, 1/1/19	BRL	665,000	209,901
10.00%, 1/1/23	BRL	360,000	106,571
12.90%, 8/15/22	BRL	65,000	60,737

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	6,400,000	28,048
Series 25/B, 5.50%, 6/24/25	HUF	25,100,000	107,188

Hungary Unsec. Nts., Series 18/A, 5.50%, 12/20/18	HUF	17,800,000	69,595

Malaysia Sr. Unsec. Nts., Series 0315, 3.659%, 10/15/20	MYR	630,000	151,823

Republic of Chile Sr. Unsec. Bonds, 5.50%, 8/5/20	CLP	19,000,000	30,977

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Principal Amount	Value

Foreign Government Obligations (Continued)

Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	110,000,000	$36,933
Series B, 7.50%, 8/26/26	COP	145,000,000	48,841
Series B, 7.75%, 9/18/30	COP	50,000,000	17,087
Series B, 10.00%, 7/24/24	COP	130,000,000	50,917

Republic of Colombia Sr. Unsec. Nts., Series B, 7%, 9/11/19	COP	175,000,000	59,127

Republic of Indonesia Treasury Bonds:
Series FR59, 7.00%, 5/15/27	IDR	1,300,000,000	97,078
Series FR61, 7.00%, 5/15/22	IDR	2,500,000,000	191,299
Series FR72, 8.25%, 5/15/36	IDR	1,580,000,000	126,413
Series FR73, 8.75%, 5/15/31	IDR	1,020,000,000	87,456

Republic of Peru Sr. Unsec. Bonds:
6.35%, 8/12/28[3]	PEN	455,000	139,506
6.95%, 8/12/31[3]	PEN	40,000	12,956
7.84%, 8/12/20[3]	PEN	120,000	39,557
8.20%, 8/12/26[3]	PEN	125,000	44,157

Republic of Poland Unsec. Bonds, Series 0726, 2.50%, 7/25/26	PLN	380,000	92,117

Republic of Poland Unsec. Nts., Series 0721, 1.75%, 7/25/21	PLN	530,000	131,041

Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	2,300,000	162,105

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	250,000	17,968
Series 2030, 8.00%, 1/31/30	ZAR	1,220,000	82,934
Series 2037, 8.50%, 1/31/37	ZAR	900,000	61,703
Series R186, 10.50%, 12/21/26	ZAR	925,000	76,455

Republic of Turkey Unsec. Nts.:
8.50%, 7/10/19	TRY	65,000	20,716
8.80%, 11/14/18	TRY	60,000	19,358
10.60%, 2/11/26	TRY	75,000	25,471
10.70%, 2/17/21	TRY	80,000	26,936

Romania Unsec. Bonds, 5.95%, 6/11/21	RON	160,000	45,331

Romania Unsec. Nts., 5.90%, 7/26/17	RON	260,000	65,992

Russian Federation Unsec. Bonds, Series 6212, 7.05%, 1/19/28	RUB	1,000,000	14,294

Russian Federation Unsec. Nts.:
Series 6210, 6.80%, 12/11/19	RUB	200,000	3,006
Series 6216, 6.70%, 5/15/19	RUB	18,500,000	280,722

United Mexican States Sr. Unsec. Bonds:
Series M, 5.75%, 3/5/26	MXN	2,600,000	132,919
Series M, 8.00%, 12/7/23	MXN	200,000	11,743
Series M20, 8.50%, 5/31/29	MXN	930,000	57,617
Series M20, 10.00%, 12/5/24	MXN	1,100,000	72,482
Series M30, 8.50%, 11/18/38	MXN	320,000	20,311

United Mexican States Unsec. Bonds, Series M30, 10%, 11/20/36	MXN	150,000	10,787

Total Foreign Government Obligations (Cost $3,655,113)			3,626,235

Short-Term Note—0.1%

Letras del Banco Central de la Republica Argentina, 24.36%, 1/18/17[6] (Cost $36,281)	ARS	580,000	36,332

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Companies—29.8%

Oppenheimer Fundamental Alternatives Fund, Cl. I7	120,464	$3,324,806

Oppenheimer Global High Yield Fund, Cl. I7	599,838	5,590,487

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[7,8]	4,187,545	4,187,545

Oppenheimer Master Loan Fund, LLC[7]	64,963	1,027,621

Oppenheimer Senior Floating Rate Fund, Cl. I7	295,052	2,372,217

Total Investment Companies (Cost $16,389,475)		16,502,676

Total Investments, at Value (Cost $55,809,441)	104.8%	58,082,343

Net Other Assets (Liabilities)	(4.8)	(2,677,316)

Net Assets	100.0%	$55,405,027

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $298,736 or 0.54% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,336,261. See Note 6 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares				Shares
	October 30,	Gross	Gross		October 31,
	2015[a]	Additions	Reductions		2016

Oppenheimer Fundamental Alternatives Fund, Cl. I	—	120,464	—		120,464
Oppenheimer Global High Yield Fund, Cl. I	819,393	100,846	320,401		599,838
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	318,978	26,187,936	22,319,369		4,187,545
Oppenheimer Master Loan Fund, LLC	—	64,963	—		64,963
Oppenheimer Senior Floating Rate Fund, Cl. I	—	295,052	—		295,052

					Realized Gain
		Value	Income		(Loss)

Oppenheimer Fundamental Alternatives Fund, Cl. I		$3,324,806	$—		$—
Oppenheimer Global High Yield Fund, Cl. I		5,590,487	367,867		26,677
Oppenheimer Institutional Government Money Market Fund, Cl. Eb		4,187,545	5,679		—
Oppenheimer Master Loan Fund, LLC		1,027,621	13,731	[c]	(3,557)[c]

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized

Oppenheimer Senior Floating Rate Fund, Cl. I	$2,372,217	$22,931	$—

Total	$16,502,676	$410,208	$23,120

a. Represents the last business day of the Fund’s reporting period.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$34,463,687	59.3%
France	2,904,633	5.0
Japan	2,594,769	4.5
United Kingdom	2,158,349	3.7
Germany	1,800,891	3.1
Switzerland	1,384,260	2.4
China	1,352,732	2.3
India	1,147,879	2.0
Brazil	1,111,371	1.9
Canada	1,074,147	1.9
Netherlands	768,728	1.3
Russia	603,504	1.0
Spain	593,353	1.0
Indonesia	580,179	1.0
Mexico	522,187	0.9
Hong Kong	484,805	0.8
South Africa	466,756	0.8
Sweden	364,224	0.6
Australia	355,716	0.6
Denmark	327,672	0.6
South Korea	301,633	0.5
Colombia	274,634	0.5
Poland	253,142	0.4
Peru	239,150	0.4
Malaysia	221,067	0.4
Hungary	204,831	0.4
Singapore	152,641	0.3
Italy	152,419	0.3
Taiwan	149,221	0.3
Ireland	143,610	0.2
Turkey	129,264	0.2
Philippines	121,773	0.2
Romania	111,323	0.2
Thailand	107,035	0.2
Argentina	91,995	0.2
New Zealand	85,366	0.1

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Israel	$65,093	0.1%
Finland	61,243	0.1
Belgium	55,549	0.1
United Arab Emirates	50,954	0.1
Chile	30,977	0.1
Nigeria	19,581	0.0

Total	$58,082,343	100.0%

Forward Currency Exchange Contracts as of October 31, 2016

			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
BAC	12/2016	USD	160	MYR	675	$—	$399
BAC	12/2016	USD	442	SEK	3,880	11,044	—
BAC	12/2016	USD	357	TRY	1,120	—	1,575
BOA	01/2017	BRL	2,590	USD	768	27,958	—
BOA	12/2016	CLP	95,000	USD	139	5,725	—
BOA	11/2016	COP	128,000	USD	43	—	615
BOA	12/2016	INR	13,000	USD	194	174	—
BOA	12/2016	JPY	73,000	USD	698	—	733
BOA	12/2016	KRW	43,000	USD	38	—	911
BOA	11/2016	MXN	800	USD	43	—	840
BOA	12/2016	SGD	340	USD	249	—	5,010
BOA	12/2016	THB	4,000	USD	114	—	261
BOA	12/2016	TWD	14,000	USD	444	72	—
BOA	01/2017	USD	67	BRL	220	—	415
BOA	12/2016	USD	773	CNH	5,200	8,397	—
BOA	12/2016	USD	402	HKD	3,120	34	—
BOA	12/2016	USD	56	HUF	16,000	—	478
BOA	11/2016 - 12/2016	USD	652	INR	44,000	10	3,906
BOA	01/2017	USD	512	JPY	53,000	6,194	761
BOA	12/2016	USD	340	KRW	377,000	10,844	183
BOA	12/2016	USD	621	MYR	2,575	8,939	—
BOA	12/2016	USD	221	ZAR	3,100	—	7,010
CITNA-B	01/2017	BRL	540	USD	168	—	2,044
CITNA-B	12/2016	DKK	930	USD	141	—	3,536
CITNA-B	12/2016	EUR	635	USD	698	306	—
CITNA-B	12/2016	JPY	188,000	USD	1,844	—	47,248
CITNA-B	12/2016 - 03/2017	PLN	1,630	USD	418	1,478	4,603
CITNA-B	11/2016 - 12/2016	TRY	770	USD	250	—	2,443
CITNA-B	12/2016	USD	303	DKK	2,055	—	1,272
CITNA-B	12/2016	USD	3,990	EUR	3,540	95,002	—
CITNA-B	12/2016	USD	515	GBP	390	37,260	—
CITNA-B	11/2016	USD	35	RON	145	—	159
CITNA-B	01/2017	USD	57	RUB	3,600	1,164	—
CITNA-B	12/2016	ZAR	16,560	USD	1,135	80,714	—
DEU	12/2016	AUD	1,334	USD	994	18,993	—
DEU	12/2016	NOK	3,670	USD	444	258	—
DEU	12/2016	USD	1,811	CHF	1,755	32,681	—
DEU	12/2016	USD	256	THB	9,000	—	1,024

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation
DEU	12/2016	USD	518	ZAR	7,520	$—	$33,800
DEU	12/2016	ZAR	11,260	USD	785	41,370	—
GSCO-OT	12/2016	MYR	700	USD	168	—	1,741
GSCO-OT	12/2016	SEK	11,530	USD	1,363	—	83,658
GSCO-OT	11/2016	USD	217	BRL	680	4,806	—
GSCO-OT	11/2016	USD	124	PEN	420	—	347
HSBC	12/2016	MXN	3,300	USD	167	6,910	—
HSBC	12/2016	PHP	2,000	USD	41	—	257
HSBC	12/2016	THB	9,000	USD	258	—	832
HSBC	12/2016	USD	322	CAD	425	5,303	—
HSBC	12/2016	USD	131	CHF	130	—	357
HSBC	12/2016	USD	227	CNH	1,540	1,165	—
HSBC	12/2016	USD	903	EUR	800	22,609	—
HSBC	12/2016	USD	245	HKD	1,900	15	—
HSBC	12/2016	USD	68	ILS	260	—	237
HSBC	12/2016	USD	189	TWD	6,000	—	904
JPM	12/2016	CLP	445,000	USD	673	5,407	—
JPM	12/2016	COP	934,000	USD	315	—	7,208
JPM	12/2016	IDR	23,886,000	USD	1,783	36,403	—
JPM	11/2016	INR	13,000	USD	194	272	—
JPM	12/2016	KRW	536,000	USD	476	—	7,555
JPM	12/2016	MXN	13,800	USD	723	3,353	112
JPM	12/2016	PHP	3,000	USD	63	—	862
JPM	12/2016	RUB	58,000	USD	896	7,645	1,507
JPM	12/2016	USD	822	CAD	1,090	9,075	—
JPM	11/2016	USD	26	CLP	17,000	—	40
JPM	12/2016	USD	1,028	GBP	830	14,560	3,277
JPM	11/2016	USD	161	IDR	2,105,000	32	—
JPM	12/2016	USD	148	INR	10,000	—	498
JPM	12/2016	USD	122	KRW	137,000	1,942	—
JPM	12/2016	USD	562	MXN	10,900	—	11,142
JPM	12/2016	USD	277	NZD	380	6,123	—
JPM	12/2016	USD	226	PHP	11,000	—	166
JPM	12/2016	USD	375	RUB	25,000	—	14,221
JPM	12/2016	USD	258	SGD	360	—	780
JPM	12/2016	USD	225	TWD	7,000	3,471	—
JPM	11/2016	USD	148	ZAR	2,050	—	3,426
MSCO	12/2016	NOK	7,640	USD	954	—	29,162
TDB	11/2016	MXN	700	USD	37	177	—
TDB	12/2016	USD	775	EUR	690	16,180	—

Total Unrealized Appreciation and Depreciation						$534,065	$287,515

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Futures Contracts as of October 31, 2016
					Number		Unrealized
				Expiration	of		Appreciation
Description		Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)
Mini MSCI Emerging Market Index		NYF	Sell	12/16/16	48	$2,168,400	$(12,874)
Nikkei 225 Index		TYOE	Buy	12/8/16	5	831,506	18,095
S&P 500 E-Mini Index		CME	Buy	12/16/16	23	2,438,115	(36,666)
STOXX Europe 600 Index		EUX	Sell	12/16/16	304	5,646,475	4,849
United States Treasury Long Bonds		CBT	Buy	12/20/16	11	1,789,906	(88,878)
United States Treasury Nts., 10 yr.		CBT	Buy	12/20/16	52	6,740,500	(84,993)

							$(200,467)

Over-the-Counter Interest Rate Swaps at October 31, 2016
	Pay/Receive
	Floating	Floating	Fixed	Maturity
Counterparty	Rate	Rate	Rate	Date	Notional Amount (000’s)		Value
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.470%	10/27/21	MYR	950	$(649)
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.290	10/27/18	MYR	570	(159)
CITNA-B	Pay	BZDI	10.910	1/2/23	BRL	1,100	(4,929)
CITNA-B	Pay	BZDI	10.950	1/4/21	BRL	335	(942)
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.520	10/27/26	COP	171,000	10

Total Over-the-Counter Interest Rate Swaps							$(6,669)

Over-the-Counter Total Return Swaps at October 31, 2016
		Pay/Receive				Notional
		Total		Maturity		Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date		(000’s)	Value
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund			One-Month USD
			BBA LIBOR minus
	GSCOI	Receive	100 basis points	11/25/16	USD	2,994	$(36,354)
MSCI Daily TR Net Emerging			One-Month USD
			BBA LIBOR plus
	GSCOI	Receive	105 basis points	11/11/16	USD	835	(4,693)
MSCI Daily TR Net Emerging Mexico			One-Month USD
			BBA LIBOR plus
	GSCOI	Receive	56 basis points	11/11/16	USD	745	22,008
MSCI Daily TR Net Malaysia			One-Month USD
			BBA LIBOR plus
	GSCOI	Receive	33 basis points	11/11/16	USD	752	(8,809)
MSCI International Net Brazil			One-Month USD
			BBA LIBOR plus
	GSCOI	Receive	21 basis points	11/11/16	USD	965	83,685
OAIIX Reference Fund**			One-Month USD
			BBA LIBOR plus
	GSCOI	Receive	100 basis points	8/7/17	USD	4,018	(1,646)
OAIIX Reference Fund**			One-Month USD
			BBA LIBOR plus
	t-SGS	Receive	85 basis points	9/18/17	USD	4,018	(1,480)

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

			One-Month USD
PowerShares Senior Loan			BBA LIBOR plus
Exchange Traded Fund	CITNA-B	Receive	20 basis points	8/18/17	USD 3,282	$5,631

			One-Month USD
			BBA LIBOR plus
QOPIX Reference Fund**	GSCOI	Receive	100 basis points	8/7/17	USD 4,887	31,960

Total Over-the-Counter Total Return Swaps						$90,302

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** The Reference Asset is an affiliated Fund.

Reference Asset	Value	Realized Gain/ (Loss)

OAIIX Reference Fund	$(3,126)	$(181,371)

QOPIX Reference Fund	31,960	(70,131)

Total	$28,834	$(251,502)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSCOI	Goldman Sachs International
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank
t-SGS	Societe Generale

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OAIIX	Oppenheimer Global Multi Strategies Fund
OIS	Overnight Index Swap
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s
TR	Total Return

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

See accompanying Notes to Financial Statements.

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $39,419,966)	$41,579,667
Affiliated companies (cost $16,389,475)	16,502,676

58,082,343

Cash	547,723

Cash—foreign currencies (cost $135,318)	135,503

Unrealized appreciation on forward currency exchange contracts	534,065

Swaps, at value	111,334

Affilliated swaps, at value	31,960

Receivables and other assets:
Investments sold	279,031
Interest and dividends	177,739
Variation margin receivable	33,237
Shares of beneficial interest sold	9,425
Other	40,353

Total assets	59,982,713

Liabilities
Unrealized depreciation on forward currency exchange contracts	287,515

Swaps, at value	56,535

Affilliated swaps, at value	3,126

Payables and other liabilities:
Investments purchased	4,129,700
Foreign capital gains tax	18,335
Variation margin payable	16,247
Distribution and service plan fees	11,793
Shares of beneficial interest redeemed	2,600
Shareholder communications	1,280
Trustees’ compensation	309
Other	50,246

Total liabilities	4,577,686

Net Assets	$55,405,027

Composition of Net Assets
Par value of shares of beneficial interest	$5,283

Additional paid-in capital	52,956,101

Accumulated net investment income	1,340,847

Accumulated net realized loss on investments and foreign currency transactions	(1,291,227)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,394,023

Net Assets	$55,405,027

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $53,578,657 and
5,108,170 shares of beneficial interest outstanding)	$10.49
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.13

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $522,031 and 50,128 shares of beneficial interest outstanding)	$10.41

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,511 and 1,000 shares of beneficial interest outstanding)	$10.51

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,204,418 and 114,983 shares of beneficial interest outstanding)	$10.47

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $89,410 and 8,511 shares of beneficial interest outstanding)	$10.51

See accompanying Notes to Financial Statements.

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2016

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$13,686
Dividends	45
Net expenses	(780)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	12,951

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $57,690)	762,018
Affiliated companies	396,477

Interest (net of foreign withholding taxes of $6,160)	95,192

Total investment income	1,253,687

Expenses
Management fees	383,138

Distribution and service plan fees:
Class A	5,401
Class C	3,038
Class R	1,088

Transfer and shareholder servicing agent fees:
Class A	111,151
Class C	673
Class I	4
Class R	490
Class Y	51

Shareholder communications:
Class A	3,088
Class C	1,860
Class R	134
Class Y	12

Legal, auditing and other professional fees	116,156

Custodian fees and expenses	53,118

Registration fees	38,928

Trustees’ compensation	865

Other	9,241

Total expenses	728,436
Less waivers and reimbursements of expenses	(162,841)

Net expenses	565,595

Net Investment Income	701,043

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $96)	$(750,990)
Affiliated companies	26,677
Closing and expiration of futures contracts	(695,343)
Foreign currency transactions	548,536
Swap contracts	957,503
Affiliated swap contracts	(251,502)

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(3,557)

Net realized loss	(168,676)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $17,853)	950,396
Translation of assets and liabilities denominated in foreign currencies	38,371
Futures contracts	(190,973)
Swap contracts	61,977
Affiliated swap contracts	(37,428)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	24,943

Net change in unrealized appreciation/depreciation	847,286

Net Increase in Net Assets Resulting from Operations	$1,379,653

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes.

See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 30, 2015[1,2]

Operations
Net investment income	$701,043	$94,980

Net realized loss	(168,676)	(119,102)

Net change in unrealized appreciation/depreciation	847,286	1,546,737

Net increase in net assets resulting from operations	1,379,653	1,522,615

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(430,562)	—
Class C	(1,003)	—
Class I	(94)	—
Class R	(77)	—
Class Y	(89)	—

	(431,825)	—

Distributions from net realized gain:
Class A	(1,201)	—
Class C	(3)	—
Class I	—	—
Class R	—	—
Class Y	—	—

	(1,204)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	1,117,784	49,945,032
Class C	451,421	32,088
Class I	—	—
Class R	1,209,357	—
Class Y	80,106	—

	2,858,668	49,977,120

Net Assets
Total increase	3,805,292	51,499,735

Beginning of period	51,599,735	100,000[3]

End of period (including accumulated net investment income of $1,340,847 and $76,763, respectively)	$55,405,027	$51,599,735

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Reflects the value of the Manager’s seed money invested on May 26, 2015.

See accompanying Notes to Financial Statements.

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.14	0.02
Net realized and unrealized gain	0.14	0.28

Total from investment operations	0.28	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00
Distributions from net realized gain	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.09)	0.00

Net asset value, end of period	$10.49	$10.30

Total Return, at Net Asset Value[5]	2.73%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,579	$51,525

Average net assets (in thousands)	$50,502	$49,048

Ratios to average net assets:[6]
Net investment income	1.38%[7]	1.07%
Total expenses[8]	1.42%[7]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%[7]	1.05%

Portfolio turnover rate	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.53%
Period Ended October 30, 2015	1.72%

See accompanying Notes to Financial Statements.

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class C	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.04	0.01
Net realized and unrealized gain	0.15	0.28

Total from investment operations	0.19	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	0.00
Distributions from net realized gain	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.07)	0.00

Net asset value, end of period	$10.41	$10.29

Total Return, at Net Asset Value[5]	1.88%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522	$45

Average net assets (in thousands)	$308	$28

Ratios to average net assets:[6]
Net investment income	0.36%[7]	0.42%
Total expenses[8]	3.05%[7]	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%[7]	1.81%

Portfolio turnover rate	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	3.16%
Period Ended October 30, 2015	2.45%

See accompanying Notes to Financial Statements.

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.16	0.02
Net realized and unrealized gain	0.13	0.29

Total from investment operations	0.29	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00
Distributions from net realized gain	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.09)	0.00

Net asset value, end of period	$10.51	$10.31

Total Return, at Net Asset Value[5]	2.91%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[6]
Net investment income	1.61%[7]	1.27%
Total expenses[8]	1.19%[7]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[7]	0.84%

Portfolio turnover rate	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.30%
Period Ended October 30, 2015	1.41%

See accompanying Notes to Financial Statements.

40        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class R	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.04	0.01
Net realized and unrealized gain	0.21	0.29

Total from investment operations	0.25	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	0.00
Distributions from net realized gain	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.08)	0.00

Net asset value, end of period	$10.47	$10.30

Total Return, at Net Asset Value[5]	2.43%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,204	$10

Average net assets (in thousands)	$226	$10

Ratios to average net assets:[6]
Net investment income	0.43%[7]	0.77%
Total expenses[8]	2.07%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%[7]	1.33%

Portfolio turnover rate	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	2.18%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.12	0.02
Net realized and unrealized gain	0.17	0.29

Total from investment operations	0.29	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00
Distributions from net realized gain	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.09)	0.00

Net asset value, end of period	$10.51	$10.31

Total Return, at Net Asset Value[5]	2.86%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89	$10

Average net assets (in thousands)	$23	$10

Ratios to average net assets:[6]
Net investment income	1.13%[7]	1.17%
Total expenses[8]	1.52%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%[7]	0.94%

Portfolio turnover rate	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2016	1.63%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

42        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS October 31, 2016

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings Real Estate Advisers LLC, formerly known as Cornerstone Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on August 27, 2015.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding

43        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

2. Significant Accounting Policies (Continued)

taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

44        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,706,479	$—	$1,282,776	$2,020,167

1. At period end, the Fund had $1,282,776 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$1,282,776

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

45        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

2. Significant Accounting Policies (Continued)

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$32,228	$994,866	$1,027,094

The tax character of distributions paid during the reporting periods:

		Year Ended October 31, 2016		Period Ended October 31, 2015
Distributions paid from:
Ordinary income	$	422,290	$	—
Long-term capital gain		10,739		—

Total	$	433,029	$	—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$56,038,384
Federal tax cost of other investments	4,465,850

Total federal tax cost	$60,504,234

Gross unrealized appreciation	$4,137,652
Gross unrealized depreciation	(2,117,485)

Net unrealized appreciation	$2,020,167

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP

46        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

47        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies

48        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

49        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,557,433	$3,537,887	$—	$6,095,320
Consumer Staples	1,695,175	2,053,121	—	3,748,296
Energy	924,076	552,782	—	1,476,858
Financials	3,288,497	2,410,000	—	5,698,497
Health Care	2,740,405	1,114,553	—	3,854,958
Industrials	1,837,542	2,998,543	—	4,836,085
Information Technology	4,530,959	2,475,005	—	7,005,964
Materials	451,849	768,235	—	1,220,084
Telecommunication Services	278,927	1,001,015	—	1,279,942
Utilities	318,984	—	—	318,984
Preferred Stocks	8,080	226,887	—	234,967
U.S. Government Obligation	—	2,147,145	—	2,147,145
Foreign Government Obligations	—	3,626,235	—	3,626,235
Short-Term Note	—	36,332	—	36,332
Investment Companies	15,475,055	—	—	15,475,055

Total Investments, at Value	34,106,982	22,947,740	—	57,054,722
Other Financial Instruments:
Swaps, at value	—	111,334	—	111,334
Affiliated swaps, at value	—	31,960	—	31,960
Futures contracts	22,944	—	—	22,944
Forward currency exchange contracts	—	534,065	—	534,065

Total Assets excluding investment companies valued using practical expedient	$34,129,926	$23,625,099	$—	57,755,025

Investment company valued using practical expedient				1,027,621

Total Assets				$58,782,646

50        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(56,535)	$—	$(56,535)
Affiliated swaps, at value	—	(3,126)	—	(3,126)
Futures contracts	(223,411)	—	—	(223,411)
Forward currency exchange contracts	—	(287,515)	—	(287,515)

Total Liabilities	$(223,411)	$(347,176)	$—	$(570,587)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(39,121)	$39,121
Consumer Staples	(45,373)	45,373
Financials	(124,754)	124,754
Industrials	(10,864)	10,864
Preferred Stocks	(35,096)	35,096

Total Assets	$(255,208)	$255,208

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in

51        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

4. Investments and Risks (Continued)

the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in

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4. Investments and Risks (Continued)

the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.1% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

53        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 95% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but

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6. Use of Derivatives (Continued)

not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified

55        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $15,634,942 and $14,301,516, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to

56        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $10,655,732 and $4,830,193 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $42,663 and $1,399 on purchased call options and purchased put options, respectively.

At period end, the Fund had no such purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether

57        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had no such written option activity.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement.

The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of

58        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

$60,769 and $736,828 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $19,641,605 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

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NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $40,494.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission

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6. Use of Derivatives (Continued)

merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$68,347	$(21,931)	$–	$–	$46,416
Barclays Bank plc	11,044	(1,974)	–	–	9,070
Citibank NA	221,555	(67,176)	–	–	154,379
Deutsche Bank AG	93,302	(34,824)	–	–	58,478
Goldman Sachs Bank USA	4,806	(4,806)	–	–	–

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NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs
International	$137,653	$(51,502)	$–	$–	$86,151
HSBC Bank USA NA	36,002	(2,587)	–	–	33,415
JPMorgan Chase Bank NA	88,293	(50,794)	(37,499)	–	–
Toronto Dominion
Bank	16,357	–	–	–	16,357

	$677,359	$(235,594)	$(37,499)	$–	$404,266

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(21,931)	$21,931	$–	$–	$–
Barclays Bank plc	(1,974)	1,974	–	–	–
Citibank NA	(67,176)	67,176	–	–	–
Deutsche Bank AG	(34,824)	34,824	–	–	–
Goldman Sachs Bank USA	(85,746)	4,806	–	–	(80,940)
Goldman Sachs
International	(51,502)	51,502	–	–	–
HSBC Bank USA NA	(2,587)	2,587	–	–	–
JPMorgan Chase Bank NA	(50,794)	50,794	–	–	–
Morgan Stanley Capital
Services, Inc.	(29,162)	–	–	–	(29,162)
Societe Generale	(1,480)	–	–	–	(1,480)

	$(347,176)	$235,594	$–	$–	$(111,582)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

62        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts	Affiliated swaps, at value	$31,960	Affiliated swaps, at value	$3,126
Credit contracts	Swaps, at value	5,631	Swaps, at value	36,354
Equity contracts	Swaps, at value	105,693	Swaps, at value	13,502
Interest rate contracts	Swaps, at value	10	Swaps, at value	6,679
Equity contracts	Variation margin receivable	23,330*	Variation margin payable	16,247*
Interest rate contracts	Variation margin receivable	9,907*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	534,065	contracts	287,515

Total		$710,596		$363,423

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts

Credit contracts	$—	$—	$—	$367,630
Equity contracts	(183,227)	(946,917)	—	284,825
Forward currency exchange contracts	—	—	546,625	—
Interest rate contracts	—	251,574	—	305,048

Total	$(183,227)	$(695,343)	$546,625	$957,503

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments			Affiliated swap contracts	Total

Credit contracts			$—	$367,630
Equity contracts			(251,502)	(1,096,821)
Forward currency exchange contracts			—	546,625
Interest rate contracts			—	556,622

Total			$(251,502)	$374,056

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

63        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts

Credit contracts	$—	$—	$—	$(30,723)
Equity contracts	(67,061)	(17,102)	—	92,191
Forward currency exchange contracts	—	—	246,550	—
Interest rate contracts	—	(173,871)	—	509

Total	$(67,061)	$(190,973)	$246,550	$61,977

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments			Affiliated swap contracts	Total

Credit contracts			$—	$(30,723)
Equity contracts			(37,428)	(29,400)
Forward currency exchange contracts			—	246,550
Interest rate contracts			—	(173,362)

Total			$(37,428)	$13,065

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2016		Period Ended October 30, 2015[1,2,3]
	Shares	Amount	Shares	Amount

Class A
Sold	110,293	$1,145,240	4,994,490	$49,945,032
Dividends and/or distributions reinvested	51	507	—	—
Redeemed	(2,664)	(27,963)	—	—

Net increase	107,680	$1,117,784	4,994,490	$49,945,032

Class C
Sold	54,603	$542,162	3,297	$32,088
Dividends and/or distributions reinvested	95	936	—	—
Redeemed	(8,867)	(91,677)	—	—

Net increase	45,831	$451,421	3,297	$32,088

64        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2016		Period Ended October 30, 2015[1,2,3]
	Shares	Amount	Shares	Amount

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	114,762	$1,217,684	—	$—
Dividends and/or distributions reinvested	—	2	—	—
Redeemed	(779)	(8,329)	—	—

Net increase	113,983	$1,209,357	—	$—

Class Y
Sold	7,673	$81,837	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(162)	(1,731)	—	—

Net increase	7,511	$80,106	—	$—

1. Represents the last business day of the Fund’s reporting period.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on May 26, 2015. These amounts are not reflected in the table above.

3. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$30,088,750	$24,108,921
U.S. government and government agency obligations	3,024,122	6,128,183

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual

65        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

66        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the

Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2016	$7,305	$—	$164	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average

67        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

annual net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager reimbursed the Fund $99,905, $3,349, $23, $1,409 and $111 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $58,044 for these management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

68        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi-Asset Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi-Asset Growth Fund, including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for the year then ended and for the period from August 27, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Asset Growth Fund as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 27, 2015 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2016

69        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Capital gain distributions of $0.00024 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 15, 2015. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 14.24% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $767,735 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $308,625 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

70        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings Real Estate Advisers LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”) whereby Barings and OFI SteelPath provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub-Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub-Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub-Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub-Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub-Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub-Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub-Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub-Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub-Advisers’ key personnel who provide such services. The Sub-Adviser and Sub-Sub-Advisers duties may include providing the Fund with research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Managers are responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund

71        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Managers also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub-Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Alessio de Longis, Dokyoung Lee and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub-Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub-Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ and Sub-Sub-Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub-Advisers and the Fund. The Board considered that the Fund has not been in operation for a full calendar year and that its performance could not be a factor in deciding whether to approve the Agreement.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub-Advisers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares, and 0.95% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee was higher than its peer group median and equal to its category median. The Board also noted that the Fund’s total expenses, net of waivers, were lower than its peer group median and category median.

72        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Economies of Scale and Profits Realized by the Managers and the Sub-Sub-Advisers. The Board considered information regarding the Managers’ and Sub-Sub- Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub-Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub-Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub-Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub-Advisers. In addition to considering the profits realized by the Managers and Sub-Sub-Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub-Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub-Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

73        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF

INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2015) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2015) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2015) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2015) Year of Birth: 1959	Advisory Board Member of University of Florida Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2015) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2015) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2015) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2015) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Mark Hamilton, Vice President (since 2015) Year of Birth: 1965	Chief Investment Officer, Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013) as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2015) Year of Birth: 1965	Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994- 2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2015) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub- Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA2015.001.1016     December 22, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,800 in fiscal 2016 and $42,600 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,693 in fiscal 2016 and $7,200 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, system conversion testing, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,290 in fiscal 2016 and $525 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $690,716 in fiscal 2016 and $476,233 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,297,984 in fiscal 2016 and $669,437 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/14/2016